SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance Insured Municipal Bond Fund	Eaton Vance Insured Michigan Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund II	Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Florida Municipal Bond Fund	Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Insured Pennsylvania Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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[ ]	Fee paid previously with preliminary materials.
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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
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(2)	Form, Schedule or Registration Statement no.:
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(3)	Filing Party:
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(4)	Date Filed:
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Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured Florida Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Michigan Municipal Bond Fund	Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund	Eaton Vance Insured Pennsylvania Municipal Bond Fund

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

May 30, 2007

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time).

     At this meeting, you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. We urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

Sincerely,

/s/ Cynthia J. Clemson	/s/ Robert B. MacIntosh

Cynthia J. Clemson	Robert B. MacIntosh
Co-Director	Co-Director
Municipal Investments	Municipal Investments

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured Florida Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Michigan Municipal Bond Fund	Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund	Eaton Vance Insured Pennsylvania Municipal Bond Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, July 20, 2007

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the ‘‘Funds’’), will be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), for the following purposes:

          1. To elect four Class II Trustees and one Class III Trustee of each Fund.

          2. To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on May 14, 2007 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the meeting and any adjournments or postponement(s) thereof.

By Order of each Board of Trustees

/s/ Alan R. Dynner

Alan R. Dynner
Secretary

May 30, 2007 Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of their Fund avoid the necessity and additional expense to the Funds of further solicitations to obtain a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Insured Municipal Bond Fund II
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Insured New Jersey Municipal Bond Fund
Eaton Vance Insured Florida Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Insured New York Municipal Bond Fund II
Eaton Vance Insured Michigan Municipal Bond Fund	Eaton Vance Insured Ohio Municipal Bond Fund
Eaton Vance Insured Municipal Bond Fund	Eaton Vance Insured Pennsylvania Municipal Bond Fund

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance Insured California Municipal Bond Fund (the ‘‘California Fund’’), Eaton Vance Insured California Municipal Bond Fund II (the ‘‘California Fund II’’), Eaton Vance Insured Florida Municipal Bond Fund (the ‘‘Florida Fund’’), Eaton Vance Insured Massachusetts Municipal Bond Fund (the ‘‘Massachusetts Fund’’), Eaton Vance Insured Michigan Municipal Bond Fund (the ‘‘Michigan Fund’’), Eaton Vance Insured Municipal Bond Fund (the ‘‘Municipal Fund’’), Eaton Vance Insured Municipal Bond Fund II (the ‘‘Municipal Fund II’’), Eaton Vance Insured New Jersey Municipal Bond Fund (the ‘‘New Jersey Fund’’), Eaton Vance Insured New York Municipal Bond Fund (the ‘‘New York Fund’’), Eaton Vance Insured New York Municipal Bond Fund II (the ‘‘New York Fund II’’), Eaton Vance Insured Ohio Municipal Bond Fund (the ‘‘Ohio Fund’’) and Eaton Vance Insured Pennsylvania Bond Fund (the ‘‘Pennsylvania Fund’’) (collectively the ‘‘Funds’’), to be held July 20, 2007, for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about May 30, 2007.

     The Board of Trustees of each Fund has fixed the close of business on May 14, 2007 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share, and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share (‘‘APS’’), of each Fund outstanding on May 14, 2007 were as follows:

	No. of Common	No. of APS
	Shares Outstanding	Shares Outstanding
Fund	May 14, 2007	May 14, 2007

California Fund	21,633,428	7,800
California Fund II	3,861,925	1,350
Florida Fund	2,575,502	900
Massachusetts Fund	1,753,892	620
Michigan Fund	1,511,845	540
Municipal Fund	64,678,761	23,700
Municipal Fund II	9,926,977	3,500
New Jersey Fund	2,564,738	900
New York Fund	15,706,009	5,700
New York Fund II	2,555,103	900
Ohio Fund	2,512,913	875
Pennsylvania Fund	2,943,172	1,040

Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

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     As of May 14, 2007, to each Fund’s knowledge, (i) no shareholder beneficially owned more than 5% of the outstanding shares of a Fund; and (ii) the Trustees and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

     The Boards of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board will fix the appropriate number of Trustees from time to time. Each Fund’s Agreement and Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2007 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Only nominees for Class II Trustees and one nominee for Class III Trustee are currently proposed for election. Class II Trustees chosen to succeed the Class II Trustees whose terms are expiring will be elected for a three-year term. The term of office of the Class III Trustee elected at this meeting will expire on the date of the 2008 Annual Meeting. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

     Proxies will be voted for the election of the following Class II nominees: Benjamin C. Esty, Thomas E. Faust Jr., Allen R. Freedman and James B. Hawkes. Mr. Esty will be elected solely by the holders of each Fund’s Auction Preferred Shares. Proxies will also be voted for the election of one Class III nominee, Heidi L. Steiger. Ms. Steiger was appointed as a Class III Trustee by the Board on April 23, 2007 and is being nominated for election by shareholders of each Fund at the July 20, 2007 meeting. Each nominee is currently serving as a Trustee and has consented to continue to so serve. Messrs. Faust, Freedman and Hawkes are currently Class II Trustees. Mr. Esty is currently a Class III Trustee, but will be reappointed as a Class II Trustee by the Board on July 1, 2007. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend. No nominee is a party adverse to the Funds or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Funds.

     The Class III Trustees serving until the 2008 Annual Meeting are Ronald A. Pearlman, Norton H. Reamer and Ms. Steiger. The Class I Trustees serving until the 2009 Annual Meeting are William H. Park, Lynn A. Stout and Ralph F. Verni. Effective July 1, 2007, Samuel L. Hayes, III, currently a Class II Trustee, will be retiring as a Trustee and Chairman of the Board. On that date, Mr. Verni will become Chairman and Mr. Esty will become a Class II Trustee.

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     The four nominees for Class II Trustee and one nominee for Class III Trustee and each Fund’s other current Class III and Class I Trustees and their principal occupations for at least the last five years are described below.

TRUSTEES
Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length of		Complex	Director-
Name, Address	Held with	Time	Principal Occupations	Overseen by	ships Held
and Age(1)	the Funds	Served	During Past Five Years	Trustee(2)	by Trustee

CLASS II TRUSTEES AND CLASS III TRUSTEE NOMINATED FOR ELECTION

INTERESTED
TRUSTEES

Thomas E. Faust Jr.	Class II	Until 2007.	President of Eaton Vance Corp.,	164	Director of
DOB: 5/31/58	Trustee	3 years.	(‘‘EVC’’), Boston Management and		Eaton
		Trustee	Research (‘‘BMR’’), Eaton Vance Man-		Vance
		since 2007.	agement (‘‘EVM’’ or ‘‘Eaton Vance’’) and		Corp.
Eaton Vance, Inc. (‘‘EV’’), and Director
of EVC and EVD. Chief Investment
Officer of EVC, EVM and BMR. Trustee
and/or officer of 164 registered invest-
ment companies and 5 private invest-
ment companies managed by EVM or
BMR. Mr. Faust is an interested person
because of his positions with EVC,
BMR, EVD, EVM and EV, which are
affiliates of each Fund.

James B. Hawkes	Vice Presi-	Until 2007.	Chairman and Chief Executive Officer	172	Director of
DOB: 11/9/41	dent and	3 years.	of EVC, BMR, EVM and EV; Director of		Eaton
	Class II	Trustee	EV; Chief Executive Officer, President		Vance
	Trustee	since 2002.	and Director of Eaton Vance Distribu-		Corp.
tors (‘‘EVD’’). Trustee and/or officer of
172 registered investment companies in
the Eaton Vance Fund Complex. Mr.
Hawkes is an interested person
because of his positions with EVC,
BMR, EVD, EVM and EV, which are
affiliates of each Fund.

NONINTERESTED
TRUSTEES

Benjamin C. Esty (A)*	Class III	Until 2008.	Roy and Elizabeth Simmons Professor	172	None
DOB: 1/2/63	Trustee	3 years.	of Business Administration, Harvard
		Trustee	University Graduate School of Business
		since 2005.	Administration (since 2003). Formerly,
Associate Professor, Harvard University
Graduate School of Business Adminis-
tration (2000-2003).

Allen R. Freedman	Class II	Until 2007.	Former Chairman and Chief Executive	169	Director of
DOB: 4/3/40	Trustee	3 years.	officer of Assurant, Inc. (insurance pro-		Assurant,
		Trustee	vider) (1978-2000).		Inc., Loring
		since 2007.			Ward Inter-
national
(fund dis-
tributor)
(through
June 24,
2007) and
Stonemor
Partners
L.P. (owner
and opera-
tor of
cemeteries)

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Number of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length of		Complex	Director-
Name, Address	Held with	Time	Principal Occupations	Overseen by	ships Held
and Age(1)	the Funds	Served	During Past Five Years	Trustee(2)	by Trustee

Heidi L. Steiger	Class III	Until 2008.	President, Lowenhaupt Global Advi-	169	Director of
DOB: 7/8/53	Trustee	Trustee	sors, LLC (global wealth management		Nuclear
		since 2007.	firm) (since 2005); President and Con-		Electric
			tributing Editor, Worth Magazine		Insurance
			(2004); Executive Vice President and		Ltd.
			Global Head of Private Asset Manage-		(nuclear
			ment (and various other positions),		insurance
			Neuberger Berman (investment firm)		provider)
			(1986-2004).		and Aviva
USA (insur-
ance
provider)

CLASS I AND OTHER CLASS III TRUSTEES

NONINTERESTED
TRUSTEES

William H. Park	Class I	Until 2009.	Vice Chairman, Commercial Industrial	172	None
DOB: 9/19/47	Trustee	3 years.	Finance Corp. (specialty finance com-
		Trustee	pany) (since 2005). Formerly, President
		since 2003.	and Chief Executive Officer, Prizm
Capital Management, LLC (investment
management firm) (2002-2005).

Ronald A. Pearlman	Class III	Until 2008.	Professor of Law, Georgetown Univer-	172	None
DOB: 7/10/40	Trustee	3 years.	sity Law Center.
Trustee
since 2003.

Norton H. Reamer (A)	Class III	Until 2008.	President, Chief Executive Officer and	172	None
DOB: 9/21/35	Trustee	3 years.	a Director of Asset Management
		Trustee	Finance Corp. (a specialty finance com-
		since 2002.	pany serving the investment manage-
ment industry) (since October 2003).
President, Unicorn Corporation (an
investment and financial advisory serv-
ices company) (since September 2000).
Formerly, Chairman and Chief Operat-
ing Officer, Hellman, Jordan Manage-
ment Co., Inc. (an investment
management company) (2000-2003).
Formerly, Advisory Director of Berk-
shire Capital Corporation (investment
banking firm) (2002-2003).

Lynn A. Stout	Class I	Until 2009.	Professor of Law, University of Califor-	172	None
DOB: 9/14/57	Trustee	3 years.	nia at Los Angeles, School of Law.
Trustee
since 2002.

Ralph F. Verni	Class I	Until 2009.	Consultant and private investor.	172	None
DOB: 1/26/43	Trustee	3 years.
Trustee
since 2005.

* Will be reappointed as a Class II Trustee by the Board as of July 1, 2007.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

(2) Includes both master and feeder funds in a master-feeder structure.

(A) APS Trustee.

Interested Trustees

     Thomas E. Faust Jr. and James B. Hawkes are ‘‘interested persons’’ (as defined in the Investment Company Act of 1940 (the ‘‘1940 Act’’)) by reason of their affiliations with EVM, each Fund’s investment adviser,

4

and EVC, a publicly-held holding company, which owns all the outstanding shares of EVM; and of EVM’s trustee, EV. (EVM, EVC, and their affiliates are sometimes referred to collectively herein as the ‘‘Eaton Vance Organization’’.) Messrs. Faust and Hawkes hold positions with other Eaton Vance affiliates that are comparable to their positions with Eaton Vance listed above.

Election of Trustees by APS and Common Shares

     Under the terms of each Fund’s By-Laws, as amended (the ‘‘By-Laws’’), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund (identified by an ‘‘(A)’’ after their names in the table above). Simply stated, the APS Trustees are only elected by the holders of the Fund’s APS. Holders of Common Shares do not vote on the election of APS Trustees. Mr. Hayes, one of the current APS Trustees, will retire from each Board of Trustees of the Funds effective July 1, 2007. Each Board has appointed Mr. Esty as an APS Trustee effective as of such date, and Mr. Esty has been nominated for election by the holders of the APS at the July 20, 2007 meeting. The By-Laws further provide for the election of the other nominees named above by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement. The Trustees of a Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote.

Share Ownership By Trustee

     The following table shows the dollar range of shares beneficially owned in a Fund and in all Eaton Vance funds by each Trustee:

Aggregate Dollar Range of
Equity Securities in all
	Dollar Range of	Eaton Vance Funds
Name of Trustee	Fund Shares Held†	Overseen by Trustee†

Interested Trustees
Thomas E. Faust Jr.	None	Over $100,000
James B. Hawkes	None	Over $100,000

Noninterested Trustees
Benjamin C. Esty	None	Over $100,000
Allen R. Freedman	None	Over $100,000
William H. Park	None	Over $100,000
Ronald A. Pearlman	None	Over $100,000
Norton H. Reamer	None	Over $100,000
Heidi L. Steiger	None	Over $100,000
Lynn A. Stout	None	Over $100,000*
Ralph F. Verni	None	Over $100,000*

† Figures are as of May 14, 2007.

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

Board Meetings and Committees

     During the fiscal year ended September 30, 2006, the Trustees of each Fund met nine times. Each Board of Trustees has three formal standing committees, an Audit Committee, a Special Committee and a Governance Committee. The Audit Committee met five times, the Special Committee met nine times and the Governance Committee met five times during such period. Each Trustee attended at least 75% of such Board and Committee meetings on which he or she serves. None of the Trustees attended the 2006 Annual Meeting of Shareholders.

     The Audit, Special and Governance Committees of the Board of Trustees of each Fund are each comprised of Trustees who are not ‘‘interested persons’’ as that term is defined under the 1940 Act (‘‘Independent Trustees’’). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

     Messrs. Reamer (Chair), Hayes (until July 1, 2007), Park and Verni, and Mmes. Steiger and Stout serve on the Audit Committee of the Board of Trustees of each Fund, such Audit Committee being established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934. Each Audit Committee member is independent under applicable listing standards of the American Stock Exchange. The purposes of the Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain

5

service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare such Audit Committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which, without appendices, is attached as Exhibit A. The Audit Committee’s Report is set forth below under ‘‘Additional Information’’. The Board of Trustees of each Fund has designated Messrs. Park, Hayes and Reamer as the Fund’s Audit Committee financial experts.

     Messrs. Hayes (Chair) (until July 1, 2007), Esty, Freedman, Park, Pearlman, Reamer and Verni serve on the Special Committee of the Board of Trustees of each Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to a Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of a Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of a Fund or its shareholders; and (iii) any other matter appropriate for review by the Independent Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of a Fund.

     Mmes. Stout (Chair) and Steiger, and Messrs. Esty, Freedman, Hayes (until July 1, 2007), Park, Pearlman, Reamer and Verni serve on the Governance Committee of the Board of Trustees of each Fund. Each Governance Committee member is independent under applicable listing standards of the American Stock Exchange. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board and the compensation of Independent Trustees.

     Each Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is attached as Exhibit B but not available on Eaton Vance’s website. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Fund, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee’s procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in Appendix A to the Committee’s charter.

Communications with the Board

     Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board, any Chairperson of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, MA 02109, - the Secretary of the applicable Fund.

Remuneration of Trustees

     The fees and expenses of those Trustees of each Fund who are not members of the Eaton Vance Organization will be paid by the Funds. For the fiscal year ended September 30, 2006, the noninterested Trustees of the Funds earned the compensation set forth below in their capacities as Trustees of the Funds.

6

For the calendar year ended December 31, 2006, the Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

	Benjamin C.	William H.	Ronald A.	Norton H.	Lynn A.	Ralph F.
	Esty	Park(2)	Pearlman	Reamer	Stout(3)	Verni(4)

California Fund	$ 2,350	$ 2,302	$ 2,306	$ 2,429	$ 2,434	$ 2,352
California Fund II	875	925	859	1,003	904	800
Florida Fund	230	215	226	223	239	242
Massachusetts Fund	230	215	226	223	239	242
Michigan Fund	23	22	23	22	24	24
Municipal Fund	3,179	3,077	3,120	3,231	3,294	3,224
Municipal Fund II	1,520	1,528	1,492	1,627	1,574	1,479
New Jersey Fund	230	215	226	223	239	242
New York Fund	1,797	1,786	1,763	1,894	1,860	1,770
New York Fund II	230	215	226	223	239	242
Ohio Fund	230	215	226	223	239	242
Pennsylvania Fund	230	215	226	223	239	242
Total Compensation from
Funds and Fund Complex	$185,000	$185,000(5)	$185,000	$195,000	$195,000(6)	$185,000(7)

(1)	As of May 14, 2007, the Eaton Vance fund complex consisted of 172 registered investment companies or series thereof. Mr. Freedman and Ms. Steiger were appointed as Trustees of the Funds effective April 23, 2007, and thus did not receive compensation from the Funds or the Eaton Vance Fund Complex prior to such date.

(2)	Includes deferred compensation as follows: California – $2,302, California II – $925, Florida – $215, Massachusetts – $215, Michigan – $22, Municipal – $3,077, Municipal II – $1,528, New Jersey – $215, New York – $1,786, New York II – $215, Ohio – $215 and Pennsylvania – $215.

(3)	Includes deferred compensation as follows: California – $685, California II – $254, Florida – $67, Massachusetts – $67, Michigan – $7, Municipal – $927, Municipal II – $443, New Jersey – $67, New York – $523, New York II – $67, Ohio – $67 and Pennsylvania – $67.

(4)	Includes deferred compensation as follows: California – $1,405, California II – $478, Florida – $145, Massachusetts – $145, Michigan – $14, Municipal – $1,926, Municipal II – $884, New Jersey – $145, New York – $1,057, New York II – $145, Ohio – $145 and Pennsylvania – $145.

(5)	Includes $133,680 of deferred compensation.

(6)	Includes $45,000 of deferred compensation.

(7)	Includes $92,500 of deferred compensation.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the ‘‘Trustees’ Plan’’). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance Fund Complex, and the amount paid to the Trustees under each Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with each Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a retirement plan for its Trustees.

     The Board of Trustees of each Fund recommends that shareholders vote FOR the election of each of the four Class II Trustee nominees and the Class III Trustee nominee.

NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

ADDITIONAL INFORMATION

Audit Committee Report

     Each Fund’s Audit Committee reviewed and discussed the audited financial statements with Fund management. Each Fund’s Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified or supplemented. Each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

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     Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2006 for filing with the Securities and Exchange Commission. As mentioned, the Audit Committee is comprised of Messrs. Reamer (Chair), Hayes (until July 1, 2007), Park and Verni, and Mmes. Stout and Steiger.

Auditors, Audit Fees and All Other Fees. Deloitte & Touche LLP (‘‘Deloitte’’), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent registered public accounting firm of each Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Aggregate audit, audit-related, tax, and other fees billed to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit C hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm; and (ii) the Eaton Vance Organization by the Fund’s independent registered public accounting firm are also set forth on Exhibit C hereto.

     Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the ‘‘Pre-Approval Policies’’). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually. Each Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

     Each Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds

     The officers of the Funds and their length of service are set forth below. The officers of the Funds hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds will benefit from the advisory and administration fees paid by each Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Term of
Office and
	Position(s) Held	Length of	Principal Occupations
Name, Address and Age(1)	with Funds	Time Served	During Past Five Years(2)

Cynthia J. Clemson	President of Califor-	President since	Vice President of Eaton Vance and BMR.
DOB: 3/2/63	nia, California II,	2005 and Vice	Officer of 86 registered investment compa-
	Florida, Michigan,	President since	nies managed by Eaton Vance or BMR.
	New York, New	2004*
York II, Ohio and
Pennsylvania Funds;
Vice President of
Massachusetts,
Municipal, Municipal
II and New Jersey
Funds

8

Term of
Office and
	Position(s) Held	Length of	Principal Occupations
Name, Address and Age(1)	with Funds	Time Served	During Past Five Years(2)

Robert B. MacIntosh	President of Massa-	President since	Vice President of Eaton Vance and BMR.
DOB: 1/22/57	chusetts, Municipal,	2005 and Vice	Officer of 86 registered investment compa-
	Municipal II and	President since	nies managed by Eaton Vance or BMR.
	New Jersey Funds;	2002*
Vice President of
California, California
II, Florida, Michigan,
New York, New
York II, Ohio and
Pennsylvania Funds

William H. Ahern, Jr.	Vice President of	Of Michigan	Vice President of Eaton Vance and BMR.
DOB: 7/28/59	Michigan, Municipal	since 2002, of	Officer of 71 registered investment compa-
	II and Ohio Funds	Municipal II since	nies managed by Eaton Vance or BMR.
2004 and of Ohio
since 2005

Craig R. Brandon	Vice President of	Of Florida since	Vice President of Eaton Vance and BMR.
DOB: 12/21/66	Florida, New York	2004 and of New	Officer of 44 registered investment compa-
	and New York II	York and New	nies managed by Eaton Vance or BMR.
	Funds	York II since
2005

Thomas M. Metzold	Vice President of	Since 2005	Vice President of Eaton Vance and BMR.
DOB: 8/3/58	Pennsylvania Fund		Officer of 43 registered investment compa-
nies managed by Eaton Vance or BMR.

Barbara E. Campbell	Treasurer	Since 2005*	Vice President of Eaton Vance and BMR.
DOB: 6/19/57			Officer of 172 registered investment compa-
nies managed by Eaton Vance or BMR.

Alan R. Dynner	Secretary	Since 2002	Vice President, Secretary and Chief Legal
DOB: 10/10/40			Officer of Eaton Vance, BMR, EVD, EV and
EVC. Officer of 172 registered investment
companies managed by Eaton Vance or
BMR.

Paul M. O’Neil	Chief Compliance	Since 2004	Vice President of Eaton Vance and BMR.
DOB: 7/11/53	Officer		Officer of 172 registered investment compa-
nies managed by Eaton Vance or BMR.

(*) Prior to 2005, Ms. Clemson served as Vice President of California, California II, Florida and Pennsylvania Funds since 2002 and Michigan, New York, New York II and Ohio Funds since 2004, Mr. MacIntosh served as Vice President of Massachusetts, Municipal, Municipal II and New Jersey since 2002 and Ms. Campbell served as Assistant Treasurer of the Funds since 2002.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109. (2) Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator

     Eaton Vance Management, with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund.

Proxy Solicitation and Tabulation

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Inc., or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies that may be solicited by a Fund’s officers, by Eaton Vance personnel, by PFPC Inc., or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs per Fund are approximately $13,800.

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     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist a Fund in obtaining a quorum, but will have no effect on the outcome of Proposal 1.

     In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of a Fund in favor of the Proposal set forth in the Notice of this meeting are not received by July 20, 2007, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund. If any of the nominees are not elected by shareholders, the current Trustees may consider other courses of action.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely upon a review of the copies of the forms received by the Funds, all of the Trustees and officers of each Fund, EVM and its affiliates, and any person who owns more than ten percent of a Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Funds for the Funds’ fiscal year ended September 30, 2006.

     Each Fund will furnish without charge, a copy of its most recent Annual and Semiannual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should write to the Fund - PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710.

SHAREHOLDER PROPOSALS

     To be considered for presentation at a Fund’s 2008 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office - the Secretary of the Fund no later than the close of business on January 26, 2008. Written notice of a shareholder proposal submitted outside the processes of Rule 14a-8 must be delivered to the Fund’s principal office - the Secretary of the Fund no later than the close of business on April 21, 2008 and no earlier than March 21, 2008. In order to be included in a Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

May 30, 2007

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EXHIBIT A EATON VANCE FUNDS

AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a ‘‘Fund’’) shall be comprised of at least three Trustees of the Board. All members of the Audit Committee shall be Trustees who are not ‘‘interested persons’’ (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an ‘‘Independent Trustee’’ and collectively, the ‘‘Independent Trustees’’). The members of the Audit Committee shall consist of the Chairperson of the Board of Trustees and such other Independent Trustees as may be appointed by the Board, which shall also determine the number and term of such members. Each member of the Audit Committee shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board of Trustees or of a committee of the Board. Each member of the Audit Committee shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy. At least one member of the Audit Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the American Stock Exchange and New York Stock Exchange. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert. A Chairperson of the Audit Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II.	Purposes of the Audit Committee. The purposes of the Audit Committee are to:

	1.	oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

	2.	oversee or, as appropriate, assist Board oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof;

	3.	oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;

	4.	approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (‘‘independent auditors’’), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

	5.	evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and

	6.	prepare such audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

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The primary function of the Audit Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers, including the independent auditors. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Audit Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III.	Meetings of the Audit Committee. Meetings of the Audit Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any auditor of a Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Audit Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV.	Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

	1.	To meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item ‘‘Management’s Discussion of Fund Performance’’).

	2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.

	3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

	4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not ‘‘interested persons’’ of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independ-

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ent auditors matters bearing upon the qualifications of such auditors as ‘‘independent’’ under applicable standards of independence established from time to time by the Securities and Exchange Commission (‘‘SEC’’), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (‘‘Adviser Affiliates’’) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the ‘‘Sarbanes-Oxley Act’’) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

6.	To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

8.	To receive at least annually and prior to the filing with the SEC of the independent auditors’ report on the Fund’s financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected mis- statements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

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9.	To review and discuss with the independent auditors the matters required to be com- municated with respect to the Fund pursuant to Statement on Auditing Standards (SAS) No. 61 ‘‘Communication With Audit Committees,’’ as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

10.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.

11.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

12.	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) to prepare an audit committee report consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.

13.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Audit Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

14.	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

15.	To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

16.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

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	17.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

	18.	To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

	19.	To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

	20.	To review the adequacy of this charter and evaluate the Audit Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

	21.	To report its activities to the Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V.	Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter. In fulfilling its duties under this charter, the Audit Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

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EXHIBIT B EATON VANCE GROUP OF FUNDS GOVERNANCE COMMITTEE CHARTER

I.	Composition of the Governance Committee. The Governance Committee of each registered investment company sponsored by Eaton Vance Management (each a ‘‘Fund’’) shall be comprised of at least three Trustees of the Board. All members of the Governance Committee shall be Trustees who are not ‘‘interested persons’’ (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an ‘‘Independent Trustee’’ and collectively, the ‘‘Independent Trustees’’). The members of the Governance Committee shall consist of the Chairperson of the Board of Trustees and such other Independent Trustees as may be appointed by the Board, which shall also determine the number and term of such members. A Chairperson of the Governance Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.

II.	Purpose of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of Independent Trustees and a Chairperson of the Board of Trustees, and the compensation of such persons.

III.	Meetings of the Governance Committee. Meetings of the Governance Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

IV.	Duties and Powers of the Governance Committee. To carry out its purpose, the Governance Committee shall have the following duties and powers with respect to each Fund:

	1.	To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Fund that wish to recommend such candidates for consideration by the Governance Committee. Such procedures are set forth on Appendix A hereto.

	2.	To recommend to the Board of Trustees individuals to be appointed or nominated for election as Independent Trustees.

	3.	To recommend to the Board of Trustees from time to time, and in any event at least every four years, an Independent Trustee to be appointed as Chairperson of the Board of Trustees, with such duties and powers as are set forth on Appendix B hereto.

	4.	To evaluate the Board of Trustees’ performance of its duties and responsibilities at least annually, which evaluation shall include consideration of the number of funds on whose boards each Trustee serves, and to make recommendations to the Board of Trustees for any appropriate action designed to enhance such performance.

	5.	To review periodically the compensation of the Trustees and the Chairperson of the Board of Trustees and to make recommendations to the Board of Trustees for any appropriate changes to such compensation.

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	6.	To review at least annually and make recommendations to the Board of Trustees with respect to the identity, responsibilities, composition and effectiveness of the various Committees of the Board of Trustees.

	7.	To review periodically the Board’s membership, structure and operation, and make recommendations to the Board of Trustees with respect to these matters, including the identity of any Trustee to be selected to serve as a Chairperson of a Committee of the Board.

	8.	To review periodically, and make recommendations with respect to, the allocation of responsibilities among the various committees established from time to time by the Board of Trustees.

	9.	To review the adequacy of this charter and evaluate the Governance Committee’s performance of its duties and responsibilities hereunder, and make recommendations for any appropriate changes or other action to the Board of Trustees.

	10.	To report its activities to the Board of Trustees on a regular basis and make such rec- ommendations with respect to the above and other matters as the Governance Committee may deem necessary or appropriate.

V.		Resources and Authority of the Governance Committee. The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage special counsel, other experts and consultants, at the expense of the Funds. The Gov- ernance Committee may determine the appropriate levels of funding for payment of compensation to such counsel, experts and consultants, and the ordinary administrative expenses of the Governance Committee necessary or appropriate in carrying out its duties under this charter. The Governance Committee may also make recommendations with respect to making available edu- cational resources to the Independent Trustees. In fulfilling its duties under this charter, the Governance Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

B-2

APPENDIX A EATON VANCE FUNDS PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of a Fund exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures. In no event shall the Governance Committee consider as a candidate to fill any such vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, - the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of a Fund, including any candidate recommended by shareholders of the Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background, (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the candidate and the Fund; and (viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

B-3

APPENDIX B EATON VANCE FUNDS OFFICE OF CHAIRPERSON OF THE BOARD

I.	Independent Chairperson of the Board. The Governance Committee is empowered to recommend an Independent Trustee for appointment by the full Board of Trustees as the Chairperson of the Board. The power and authority vested in the Chairperson and his or her status as an Independent Trustee are intended to enhance the ability of the Trustees to promote the interests of the shareholders of the Funds. The Chairperson’s role is non-executive in nature, and the Chairperson shall not be directly responsible for the day-to-day operation or administration of the Funds, nor for decisions with respect to matters that would otherwise be within the purview of the Board as a whole or the Independent Trustees as a group.

II.	Duties and Powers of the Chairperson. The Chairperson of the Board shall have the following duties and powers with respect to each Fund:

	1.	To preside at meetings of the Board of Trustees; and to exercise primary responsibility with respect to the agenda of such meetings, the topics discussed, the amount of time spent on each topic and the order in which topics are addressed.

	2.	To serve as a member of the Governance, Special and Audit Committees of the Board of Trustees and to serve as the Chairperson of the Special Committee of the Board.

	3.	To call meetings of the Board of Trustees and of any Committee thereof on such occasions and under such circumstances as the Chairperson may deem necessary or desirable.

	4.	To serve as a principal liaison with management and counsel to the Funds with respect to matters involving the Board of Trustees.

	5.	To have the power and authority (but not the duty) to preside from time to time at meetings of the shareholders of the Fund, and to delegate such power and authority to other Trustees or officers of the Fund, in each case on such occasions and under such circumstances as may be deemed necessary or desirable by the Chairperson; provided, however, that in the event that the Chairperson does not preside at a meeting of share- holders or delegate such power and authority to another Trustee or officer of the Fund, the President of the Fund or the President’s designee shall preside at such meeting.

	6.	To serve as a point of contact for shareholders and other persons wishing to communicate with the Independent Trustees or the Board of Trustees.

	7.	To have and exercise such duties and powers as are typically vested in a ‘‘lead’’ independent trustee of a mutual fund.

	8.	To have, exercise and perform such additional duties and powers with respect to the Fund as from time to time may be delegated to the Chairperson by the Board of Trustees.

III.	Term of Appointment. Each appointee to the office of Chairperson of the Board shall serve in such capacity for a term of four years or until (i) such appointee’s earlier resignation or removal from such office by the Board of Trustees upon the recommendation of the Governance Committee, or (ii) such appointee ceases to be a member of the Board of Trustees.

IV.	Resources and Authority of the Chairperson. The Chairperson of the Board shall have the resources and authority appropriate to discharge the responsibilities of the office, including the authority to engage, at the expense of the Funds, such advisors, agents, clerks, employees and counsel as may be deemed necessary or desirable by the Governance Committee or the Chairperson. The Chairperson, in consultation with the Governance Committee, may determine the appropriate levels of funding for payment of compensation to such persons. In fulfilling his or her responsibilities hereunder, the Chairperson shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other service providers as he or she deems necessary or desirable.

V.	Ongoing Review by Committee. In establishing the office of the Chairperson of the Board, the Governance Committee has sought to implement, in a timely manner, certain governance practices set forth in final rules of the Securities and Exchange Commission, in respect of which compliance is required on or before January 16, 2006. The Committee will continue to monitor the effectiveness of the office of the Chairperson, and will make, on an ongoing basis, such further changes to the duties, powers and prerogatives of such office as it may determine are appropriate to enhance its effectiveness.

B-4

EXHIBIT C

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

     The following table presents the aggregate fees billed to each Fund for the fiscal years ended September 30, 2005 and September 30, 2006 by each Fund’s independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by each Fund’s independent registered public accounting firm during these periods. No services described in the table below were approved by a Fund’s Audit Committee pursuant to the ‘‘de minimis exception’’ set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

			AUDIT-RELATED				ALL OTHER
	AUDIT FEES		FEES(1)		TAX FEES(2)		FEES(3)		TOTAL

	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal	Fiscal
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05	9/30/06	9/30/05	9/30/06

California Fund	$45,425	$47,230	$5,000	$5,000	$6,405	$6,650	$0	$0	$56,830	$58,880
California Fund II	24,215	25,180	3,640	3,675	6,405	6,650	0	0	34,260	35,505
Florida Fund	21,490	22,340	3,640	3,675	6,405	6,650	0	0	31,535	32,665
Massachusetts Fund	21,490	22,340	3,640	3,675	6,405	6,650	0	0	31,535	32,665
Michigan Fund	18,760	19,500	3,640	3,675	6,405	6,650	0	0	28,805	29,825
Municipal Fund	65,120	67,720	5,000	5,000	6,405	6,650	0	0	76,525	79,370
Municipal Fund II	29,160	30,320	3,640	3,675	6,405	6,650	0	0	39,205	40,645
New Jersey Fund	21,485	22,340	3,640	3,675	6,405	6,650	0	0	31,530	32,665
New York Fund	45,425	47,230	5,000	5,000	6,405	6,650	0	0	56,830	58,880
New York Fund II	21,490	22,340	3,640	3,675	6,405	6,650	0	0	31,535	32,665
Ohio Fund	21,490	22,340	3,640	3,675	6,405	6,650	0	0	31,535	32,665
Pennsylvania Fund	21,485	22,340	3,640	3,675	6,405	6,650	0	0	31,530	32,665

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Funds’ APS.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the independent registered public accounting firm other than audit, audit-related, and tax services.

     The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for the fiscal years ended September 30, 2005 and 2006 by the Fund’s independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance Organization for the Funds’ fiscal years ended September 30, 2005 and September 30, 2006 by each Fund’s independent registered public accounting firm.

	Fiscal Year Ended 9/30/05	Fiscal Year Ended 9/30/06

California Fund	$ 11,405	$ 11,650
California Fund II	10,045	10,325
Florida Fund	10,045	10,325
Massachusetts Fund	10,045	10,325
Michigan Fund	10,045	10,325
Municipal Fund	11,405	11,650
Municipal Fund II	10,045	10,325
New Jersey Fund	10,045	10,325
New York Fund	11,405	11,650
New York Fund II	10,045	10,325
Ohio Fund	10,045	10,325
Pennsylvania Fund	10,045	10,325
Eaton Vance(1)	223,443	72,100

(1)	The Funds’ investment adviser and any of its affiliates, which are subsidiaries of Eaton Vance Corp. that provide ongoing services to the Funds.

C-1

Eaton Vance Insured California
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext
MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	3	9	3	5	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured California Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KEVIN M. CONNERTY and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured California
Municipal Bond Fund II		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	3	9	1	8	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured California Municipal Bond Fund II

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured California Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Florida
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	4	0	3	9	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Florida Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured Florida Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Massachusetts
Municipal Bond Fund	C123456789

000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE	000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)	000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	4	0	2	2	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Massachusetts Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured Massachusetts Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Michigan
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	3	9	2	8	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Michigan Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured Michigan Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	4	0	1	6	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KEVIN M. CONNERTY and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured
Municipal Bond Fund II		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	3	9	3	4	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Municipal Bond Fund II

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured New Jersey
Municipal Bond Fund	C123456789

000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE	000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)	000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	4	0	4	0	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured New Jersey Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured New Jersey Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured New York
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J N	T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	3	9	2	0	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured New York Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured New York Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KEVIN M. CONNERTY and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured New York
Municipal Bond Fund II		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J N	T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	4	0	2	3	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured New York Municipal Bond Fund II

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured New York Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Ohio
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.   Signature 1 — Please keep signature within the box.   Signature 2 — Please keep signature within the box.

[                     /                         /                    ]     [                                                                         ]      [                                                                       ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	3	9	2	7	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Ohio Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured Ohio Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Pennsylvania
Municipal Bond Fund	C123456789

000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE	000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)	000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Three Class II Trustees and One Class III Trustee

1. Election of Trustees:	For	Withhold		For	Withhold		For	Withhold
01 - Thomas E. Faust Jr.	[ ]	[ ]	02 - Allen R. Freedman	[ ]	[ ]	03 - James B. Hawkes	[ ]	[ ]
(Class II)			(Class II)			(Class II)

04 - Heidi L. Steiger	[ ]	[ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J N	T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
4	0 D V	0 1	3	9	2	1	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Pennsylvania Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF COMMON SHARES

The undersigned holder of Common Shares of beneficial interest of Eaton Vance Insured Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured California
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext
MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	3	9	3	5	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured California Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured California Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KEVIN M. CONNERTY and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured California
Municipal Bond Fund II		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	3	9	1	8	3	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured California Municipal Bond Fund II

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured California Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Florida
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	4	0	3	9	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Florida Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured Florida Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Massachusetts
Municipal Bond Fund	C123456789

000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE	000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)	000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	4	0	2	2	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Massachusetts Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured Massachusetts Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Michigan
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.   Signature 1 — Please keep signature within the box.   Signature 2 — Please keep signature within the box.

[        /          /                             ]                               [                                                         ]                [                                                                       ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	3	9	2	8	3	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Michigan Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured Michigan Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	4	0	1	6	1	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KEVIN M. CONNERTY and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured
Municipal Bond Fund II		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	3	9	3	4	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Municipal Bond Fund II

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferrred Shares of beneficial interest of Eaton Vance Insured Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KRISTIN S. ANAGNOST and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured New Jersey
Municipal Bond Fund	C123456789

000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE	000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)	000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	4	0	4	0	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured New Jersey Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured New Jersey Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured New York
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X[
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J N	T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	3	9	2	0	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured New York Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured New York Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, KEVIN M. CONNERTY and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured New York
Municipal Bond Fund II		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C   Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	4	0	2	3	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured New York Municipal Bond Fund II

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured New York Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR., and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Ohio
Municipal Bond Fund		C123456789

	000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE		000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)		000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B   Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C  Authorized Signatures -- This section must be completed for your Vote to be counted.  -- Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

[ / / ]	[ ]	[ ]

C	1234567890					J	N T	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE
								140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
								MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
1	U P X	0 1	3	9	2	7	2	MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Ohio Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured Ohio Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Eaton Vance Insured Pennsylvania
Municipal Bond Fund	C123456789

000004	000000000.000000	ext	000000000.000000	ext

MR A SAMPLE	000000000.000000	ext	000000000.000000	ext
DESIGNATION (IF ANY)	000000000.000000	ext	000000000.000000	ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in	[X]
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A   Election of Five Trustees

1. Election of Trustees:
(a) Election of one Class II Trustee by holders of Auction Preferred Shares.
For Withhold
01 - Benjamin C. Esty [ ] [ ]

(b) Election of three Class II Trustees and one Class III Trustee by all Shareholders.
02 - Thomas E. Faust Jr. [ ] [ ]
(Class II)
03 - Allen R. Freedman [ ] [ ]
(Class II)
04 - James B. Hawkes [ ] [ ]
(Class II)
05 - Heidi L. Steiger [ ] [ ]
(Class III)

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
Mark the box to the right [ ]
[ ]	[ ]	if you plan to attend the
Annual Meeting.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.      Signature 1 — Please keep signature within the box.      Signature 2 — Please keep signature within the box.

[              /                   /                        ]                       [                                                                ]                [                                                                 ]

C	1234567890					J N T
1	U P X	0 1	3	9	2	1 2

.

- PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. -

Proxy — Eaton Vance Insured Pennsylvania Municipal Bond Fund

Annual Meeting of Shareholders, July 20, 2007 Proxy Solicited on Behalf of Board of Trustees HOLDERS OF AUCTION PREFERRED SHARES

The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Insured Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints CYNTHIA J. CLEMSON, ROBERT B. MACINTOSH, WILLIAM J. AUSTIN, JR. and ALAN R. DYNNER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, July 20, 2007 at 1:30 P.M. (Boston time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE